================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 18, 2001



                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                         000-31559                52-1988332
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)




                         6901 Rockledge Drive, 7th Floor
                            Bethesda, Maryland 20817
                                 (301) 546-6700
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)





================================================================================

 Item 5.  Other Events

        On January 18, 2001, e-centives, Inc. signed a definitive agreement to acquire, subject to third party consents and any regulatory approvals, the Commerce Division of Inktomi Corporation. A copy of the press release dated January 18, 2001 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)        Exhibits.

99.1    Press Release, dated January 18, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        E-CENTIVES, INC.


Date:  January 24, 2001                 By: /s/ Kamran Amjadi
                                            ------------------------------------
                                            Kamran Amjadi
                                            Chairman and Chief Executive Officer



                                     - 3 -